Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated January 25, 1999, included in this Form 10-K into the Company's previously filed registration statement on Form S-3 (No. 33-65772).






                                             /s/  Arthur Andersen LLP
                                            ------------------------------
                                            ARTHUR ANDERSEN LLP


Dallas, Texas,
     March 22, 1999




                                       23-1